[LOGO]

                                  CNB, INC.

                           201 North Marion Street
                           Lake City, Florida 32055




April 3, 1997


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of CNB, Inc. ("CNB") to be held on Wednesday, April 16, 1997, commencing at 10:00 A.M. Eastern Standard Time at Camp Weed and the Cerveny Conference Center which is located off US 90, 5 miles east of Live Oak, Florida and 15 miles west of I-75. A formal Notice setting forth the business to come before the meeting and a Proxy Statement are attached. The purpose of the meeting is to consider and vote upon the Proposal explained in the Notice and the Proxy Statement.

     It is important that your shares be represented at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. The Board of Directors requests that you carefully review these materials before completing, signing and dating the enclosed proxy and returning it in the postage paid envelope provided for your use. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

     Also note, the Company has elected to pay the 1997 Florida Intangible Tax as agent for its stockholders.

                                   Sincerely,


                                   /s/ K.C. Trowell

                                   K.C. Trowell
                                   Chairman

                                CNB, INC.

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON APRIL 16, 1997




To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of CNB, Inc. (the "Company" or "CNB") will be held on Wednesday, April 16, 1997 at 10.00 A.M. at Camp Weed and the Cerveny Conference Center which is located off US 90, 5 miles east of Live Oak, Florida and 15 miles west of I-75 to consider and act upon the following matters:


     1. Election of thirteen directors of the Company, each for a one year term.

     2. Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of record of the Company's Common Stock at the close of business on April 3, 1997, are entitled to receive notice of, and to vote on, all business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy and return it promptly to the Company in the postage paid envelope provided for your use. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying Proxy Statement.

                                  BY ORDER OF THE BOARD OF DIRECTORS:

                                  /s/ Joyce Bruner

                                  Joyce Bruner
                                  Corporate Secretary

Dated:  April 3, 1997

                               PROXY STATEMENT
                        Annual Meeting of Shareholders
                                 CNB, INC.
                               P. O Box 3239
                          Lake City, Florida 32056

GENERAL

   This Proxy Statement is being furnished to holders of CNB, Inc. (the "Company" or "CNB") Common Stock in connection with the solicitation of proxies by the Board of Directors of CNB for use at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Wednesday, April 16, 1997, commencing at 10:00 A.M. Eastern Standard Time at Camp Weed and the Cerveny Conference Center which is located off US 90, 5 miles east of Live Oak, Florida and 15 miles west of I-75.

   This Proxy Statement and the attached Notice and Form of Proxy are first being mailed to holders of CNB Common Stock on or about Thursday, April 3, 1997.

   The mailing address of the principal office of the Company is CNB, Inc., P.O. Box 3239, Lake City, Florida 32056.

VOTING OF PROXIES

   Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting of Shareholders in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval on the proposals stated in this Proxy Statement and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting of Shareholders.

   Any holder of CNB Common Stock who has executed and delivered a proxy may revoke such proxy at any time before it is voted by attending the Annual Meeting of Shareholders and voting in person, by giving written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to the attention of Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056. In order for the notice of revocation or later proxy to revoke the prior proxy, such notice or later proxy must be received by CNB prior to the vote of shareholders at the Annual Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders will not in itself revoke a proxy.

VOTING PROCEDURES

   The Company's Second Amended and Restated By-laws provide that a majority of shares entitled to vote and represented in person or by proxy at a meeting of the shareholders constitutes a quorum. Under the Florida Business Corporation Act (the "Act"), directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present and entitled to vote on the subject matter exceed votes opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the Company's Amended and Restated Articles of Incorporation. Therefore, except under those limited circumstances, abstentions and broker non-votes have no effect under Florida law.

VOTING SECURITIES AND PRINCIPAL HOLDERS

   The Board of Directors of CNB has fixed the close of business on April 3, 1997, as the CNB Record Date for the determination of holders of CNB Common Stock entitled to receive notice of and to vote at the Annual Meeting of Shareholders. At the close of business on April 3, 1997, there were issued and outstanding 1,937,905 shares of CNB Common Stock entitled to vote at the Annual Meeting of Shareholders held by 529 shareholders of record. Holders of CNB Common Stock outstanding on April 3, 1997 are entitled to one vote for each share held of record upon each matter properly submitted to CNB shareholders at the Annual Meeting of Shareholders.

PURPOSE

   The business that management anticipates will be transacted at the meeting is as follows:

   PROPOSAL 1:  ELECTION OF DIRECTORS.

   The Directors nominated for election at the 1997 Annual Meeting of Shareholders are Thomas R. Andrews, C. Lavoye Boggus, Audrey S. Bullard, Seymour Chotiner, Roy C. Dicks, Marvin H. Pritchett, Helen B. Real, Paul M. Riherd, A. Leonard Schlofman, Jimmie L. Scott, T. Allison Scott, William Streicher and K.C. Trowell. In order to be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in VOTING PROCEDURES on page 1. The accompanying proxy, unless otherwise specified, will be voted FOR the election of the persons named above. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

The following table sets forth certain information with respect to the nominees for director who are present Directors of the Company and who, with the exception of Mr. Riherd, also serve as directors of the Company's wholly owned subsidiary, CNB National Bank (the "Bank"). Members of the Board of Directors will serve until the next annual meeting of shareholders, and thereafter until their respective successors are elected and qualified. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years. Executive officers are elected by the Board of Directors at their first meeting following the annual meeting of the shareholders.


NAME                AGE  POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----                ---  -------------------------------------------------------------------
Thomas R. Andrews   51   Mr. Andrews was elected to the Board of Directors of the Company in March 1994
                         and serves on the Compensation Committee. Mr. Andrews previously served as
                         Chairman of the Board of Directors for the former Bradford Bankshares, Inc.   He
                         is the owner of Belco  Enterprises, a commercial real estate company.  Mr. Andrews is also President of the Children's Home Society Foundation of Florida.

C. Lavoye Boggus    64   Mr. Boggus was elected to the Board of Directors of the Company in 1988 and serves on the Executive, Compensation and Marketing Committees.  Mr. Boggus
                         is a businessman in Live Oak, Florida, and former long-time director of First
                         Commercial Bank of Live Oak  (currently NationsBank).  Mr. Boggus served in the
                         United States Navy, is a graduate of Bradley University, and presently owns and operates Live Oak Jewelry.  In addition, Mr. Boggus is an active member of the
                         Suwannee County Chamber of Commerce.

Audrey S. Bullard   54   Ms. Bullard was elected to the Board of Directors of the Company in 1987 and serves on the Executive, Compensation, Investment and Marketing Committees.
                         Ms.  Bullard is a long-time resident of Lake City and is a native of the North Central
                         Florida area.  A practicing  certified public accountant, Ms. Bullard is an officer and part owner of Bullard Development Co. and A & R of Lake City, as well as several partnerships and land development firms.  Ms. Bullard has been active in numerous civic and service organizations, including the Chamber of Commerce,
                         Lake Shore Hospital, Advent Christian Advisory Board, Columbia County Public
                         School Foundation, and the Lake City/Columbia County Beautification Board.

                                       2

Seymour Chotiner    73   Mr. Chotiner was elected to the Board of Directors of the Company in 1988 and
                         serves on the Audit, Investment and Marketing  Committees.   Mr. Chotiner is a
                         long-time resident of Live Oak, Florida, and is presently a licensed real estate broker and a state certified general appraiser in Live Oak.  Mr. Chotiner is a graduate of
                         St. John's University Law School and is presently an inactive member of  the New
                         York and an active member of the Florida Bar Associations.  As well as being a self-
                         employed real estate broker and appraiser, Mr. Chotiner has served as an appointed member of the Governing Board for Suwannee River Water Management District,
                         a member of the Steering Committee for the Suwannee County Museum
                         Commission.

Roy C. Dicks        83   Mr. Dicks was elected to the Board of Directors of the Company in 1987 and serves on the Marketing Committee.  Mr. Dicks is a retired businessman who owned and operated a trucking and harvesting business in south Florida for forty-three years.
                         Mr. Dicks has formerly worked as a tree farmer and a rancher, and also owned and operated Big D Truck Stop in Lake City, Florida, from 1965 to 1981.  In addition, he was previously a principal shareholder in Columbia County Speedway, a local automobile racetrack, from 1974 to 1980.

Marvin H. Pritchett 63   Mr. Pritchett was elected to the Board of Directors of the Company in 1988 and serves on the Executive and Compensation Committees.  Mr. Pritchett resides in
                         Lake Butler, Florida, where he is a self-employed business owner and investor. Since
                         1981, he has owned Pritchett Trucking, Inc., a  trucking and hauling firm, of which he also serves as President, and Pritchett, Inc., a timber firm. He is also in the business of hauling and selling rock materials through his companies, Bulldog Truck
                         Lines,  Inc., and GP Materials, Inc., and is owner of the MH Pritchett  Farm in
                         Lake Butler, a cattle operation.  Mr. Pritchett is CEO of Pritchett  Investment
                         Group which owns  Mack Truck dealerships in Jacksonville, Tampa and Orlando,
                         Florida.

Helen B. Real       70   Ms. Real was elected to the Board of Directors of the Company in 1988 and serves
                         on the Audit and Marketing Committees.   Ms. Real resides in Lake City, Florida.
                         She is retired, but formerly was  President and part owner of Interstate Supply Co., an electrical supply business.

Paul M. Riherd      69   Mr. Riherd was elected to the Board of Directors of the Company in October 1996.
                         Mr. Riherd served as President of the former Farmers and Dealers Bank from 1964 through 1993.  He is a charter member of Lake Butler Rotary Club and has been a director of Independent Bankers' Bank of Florida.  He has also served as a past director for the North Central Florida Regional Planning Council and the Suwannee
                         River Economic Council.

A. Leonard          44   Dr. Schlofman was elected to the Board of Directors of the Company in March
Schlofman                1994 and serves on the Audit Committee. He served as director of the former
                         Bradford Bankshares, Inc.  Dr. Schlofman is an optometrist and served in the United
                         States  Navy from 1979 until 1981, when he went into private practice as Leonard
                         Schlofman, O.D., P.A.  He served for 5 years as a prison optometrist for the Florida
                         Department of Corrections and is currently under contract with the Department as a consulting optometrist.  In 1996, He was appointed by the Governor to the Florida
                         State Board of Optometry.  Dr. Schlofman is active in the Kiwanis, the Chamber

                                       3

                         of Commerce and the Elk's Club of Starke, Florida and also serves on the legislative committee for the Florida Optometric Association.  He was a Bradford County School
                         Board Member from 1982 to 1990.

Jimmie L. Scott     55   Mr. Scott was elected to the Board of Directors of the Company in March 1994.
                         He served as director of the former Bradford Bankshares, Inc. He has been comptroller for Associated Minerals  (USA), Inc. since 1972.  Mr. Scott is active in several civic and service organizations such as the Chamber of Commerce, the N.A..A.C.P., the Bradford County School Board and the  Bradford  Association
                         for Retarded Citizens.

T. Allison Scott    54   Mr. Scott was elected to the Board of Directors of the Company in 1988 and serves on the Audit, Investment and Marketing Committees.  Mr. Scott, a lifetime resident and businessman of Live Oak, Florida, is owner and manager of Cheek and
                         Scott Drugs, Inc., and Cheek and Scott Home Healthcare.  Mr. Scott,  who
                         graduated magna cum laude from the University of Georgia School of Pharmacy in
                         1965, presently holds a pharmacist license with both the Florida and Georgia Boards of Pharmacy.  Mr. Scott is also an active timber farmer.  Mr Scott has served as
                         Vice-Chairman and Chairman of the Suwannee Development Authority.

William Streicher   61   Mr. Streicher was elected to the Board of Directors  of the Company in 1990 and
                         serves on the Audit, Compensation and  Investment Committees. He owns and operates several McDonald's restaurant franchises in the Company's Primary Servie
                         Area  and also has served on the board of Ronald McDonald House Charities at
                         Shands Hospital in Gainesville, Florida for over 10 years.  He attended Morningside
                         College in Souix City, Iowa.  He is past chairman and a past board member of the
                         Lake City Community College and is a member of the Lake City Rotary Club.

K. C. Trowell       58   Mr. Trowell, Chairman, President and Chief Executive Officer of the Company and
                         the Bank was elected to the Board of Directors  in 1987 and serves as Chairman of the Executive  Committee. Mr. Trowell also serves on the Investment, Marketing and Compensation Committees.  Although  Mr. Trowell serves on the Compensation
                         Committee, he abstains from voting on decisions which involve his own compensation. He has served as the Chairman and Chief Executive Officer of the
                         Company since its inception in 1987.  Mr. Trowell is a Lake City, Florida, native and  has been actively involved in commercial banking management in North Florida for over twenty-five years.  He has also held management positions with NationsBank of Lake City (and its predecessors), American Bank of Jacksonville, and Barnett
                         Banks, Inc.  He presently serves as Chairman of the Board of Trustees of Florida
                         Bankers Insurance Trust.  He is a past director of Community Bankers of Florida, past director of the Columbia County Committee of 100, past director of North
                         Central  Florida Areawide Development Company, and a  former board member and chairman of Lake City Medical Center and Columbia County Industrial Development
                         Authority.

LEGAL PROCEEDINGS

   The Company is not a party to, nor is any of its property the subject of, any material pending legal proceedings.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and any persons owning more than 10 percent of a class of the Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). During 1996, the executive officers and directors of the Company filed with the SEC on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that Audrey S. Bullard, R. C. Dicks, Marvin H. Pritchett, Helen B. Real, A. Leonard Schlofman, William Streicher and K. C. Trowell , all directors of the Company, made one late filing relating to stock purchases in 1996. The Company assumes responsibility in the preparation and filing of beneficial ownership reports.

BOARD OF DIRECTORS AND STANDING COMMITTEES; DIRECTOR COMPENSATION

   If elected, the 13 nominees will constitute the Board of Directors of the Company. During 1996, the Board held a total of six regular meetings and two special meetings.

   The Board of Directors maintains an Audit Committee, an Executive Committee and a Compensation Committee, which are described below. Members of these committees are elected annually at the Board meeting immediately following the Annual Meeting of Shareholders. Under the Company's Bylaws, the Board of Directors is authorized to designate other members of the Board to serve in the place of absent members of any committee.

   The Compensation Committee comprises Mr. Andrews, Ms. Bullard, Mr. Boggus, Mr. Pritchett, Mr. Streicher and Mr. Trowell. During 1996 this committee held one meeting. The Compensation Committee is principally responsible for developing and recommending to the Company's Board of Directors stock incentive compensation for the Bank. The Committee is also responsible for
   (1) establishing and recommending to the Bank's Board of Directors the compensation of the Chief Executive Officer of the Company and Bank; (2) establishing and recommending to the Bank's Board of Directors the compensation of other Senior Management of the Company and Bank; (3) periodically reviewing all salary administration and employee benefits; and
   (4) reviewing management succession plans. Mr. Trowell abstains from participating in or voting on actions directly related to his employment and/or compensation arrangements.

   The Executive Committee comprises Mr. Boggus, Ms. Bullard, Mr. Pritchett and Mr. Trowell. During 1996 this committee held two meetings. These committee members also serve on the Executive Loan Committee of the Bank. The Executive Committee is principally responsible for: (1) establishing officers' personal loan authority; (2) establishing loan authority for the Officers' Loan Committee; and (3) approving loans greater than the authority of the Officers' Loan Committee. The Executive Committee additionally recommends to the full Board candidates for the Company and Bank Boards of Directors.

   The Audit Committee comprises Mr. Chotiner, Ms. Real, Dr. Schlofman, Mr. A. Scott and Mr. Streicher, none of whom is an officer of the Company. During 1996 the Audit Committee held three meetings. The principal responsibilities of the Audit Committee are to: (1) oversee the internal controls function with regard to the audit, consumer compliance and loan review plan; (2) review the Company's credit quality review functions and the methods used to test loan quality and the adequacy of the Bank's allowance for loan losses;
   (3) review any significant audit conclusions; (4) review internal assessments of the adequacy of internal controls; and (5) review the compliance of the Company and Bank with laws and regulations.

   In 1996 all members of the Board attended at least 75% of the meetings of the Board and all committees on which they served except Mr. J. Scott and Mr. Streicher who attended 50% and 63%, respectively.

   No fees were paid to directors for their services as directors or committee members in the year ended December 31, 1996.

EXECUTIVE COMPENSATION

   SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION. The following table sets forth for the fiscal years ended December 31, 1996, 1995 and 1994, the cash compensation paid or accrued by the Company and the Bank, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Chief Executive Officer of the Company and Bank. No executive officer of the Company or Bank, other than the Chief Executive Officer, earned compensation in excess of $100,000 for the fiscal years indicated in the table.

                      SUMMARY COMPENSATION TABLE (1)

                                                                    Long-Term
                                                                  Compensation
                                        Annual Compensation           Awards
                                 -------------------------------------------------
            (a)                  (b)       (c)           (d)           (g)(2)               (i)
         Name and                                                                        All Other
    Principal Position           Year   Salary($)      Bonus($)    Options/SARs(#)    Compensation($)
------------------------         ----   ---------     ---------    --------------     ---------------
K. C. Trowell,                   1996   $150,000      $106,650           -              $ 6,920(3)
CEO and President of             1995   $136,980      $ 67,500           -              $ 4,500
the Company and Bank             1994   $135,502      $ 23,930         13,175           $ 6,721

-------------------
(1) Columns (e), (f) and (h) relating, respectively, to "other annual compensation," "restricted stock awards," and "LTIP payouts," have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to the named executive during the periods covered by such columns. Non-cash perquisites are not disclosed in this table because the aggregate value does not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(2) All information in this column relates to options. CNB has not granted any stock appreciation rights ("SARs").

(3) Matching contribution to 401 (k) of $4,737 and payment of premium for Group Term Life Insurance of $2,183.

   STOCK OPTIONS. There were no options granted during the fiscal year ended December 31, 1996.

   OPTION EXERCISES AND HOLDINGS. The following table sets forth information with respect to the executive officer listed in the Summary Compensation Table concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END OPTION/SAR VALUES (1)

      (a)               (b)            (c)        (d)              (e)
                                                         Number of Unexercised      Value of Unexercised In-
                                                         Options/SARs at Fiscal     the-Money Options/SARs
                                                                Year End            at Fiscal Year End (2)
                                                                  (#)                           ($)
                    Shares Acquired    Value Realized        Exercisable/                  Exercisable/
      Name          on Exercise (#)        ($)              Unexercisable                 unexercisable
---------------     ---------------    --------------    ----------------------     ------------------------
K. C. Trowell             --                 --              40,980 / 12,578           $135,362 / $16,706

------------------

(1) All information in this table relates to options. The Company has not granted any SARs.

(2) There are few transactions involving Company Common Stock, and therefore, the market value of Company Common Stock as of December 31, 1996, is not readily discernable. In 1996, the Company consummated a merger with Riherd Bank Holding Company in which the Company's common stock was valued at $14.40 per share. However, no shares of the Company's common stock have actually traded for cash at that level. Actual trades in the Company's common stock closest to December 31, 1996 were at $10.50 per share and that value is used herein. Based on a market value of $10.50 per share, all of the exercisable options were in-the-money, at a value of $135,362. The unexercisable options have exercise prices less than $10.50 per share, and are in-the-money, at a value of $16,706.

   EMPLOYMENT AGREEMENTS. The Company and Bank entered into an employment agreement with Mr. Trowell on August 3, 1987, which was amended on July 19, 1990, December 17, 1992, July 20, 1994 and November 15, 1995. The employment agreement, as amended, provides that Mr. Trowell's base salary shall be $172,500 effective January 1, 1997. In addition to his present base salary, Mr. Trowell would immediately become eligible for cash bonuses based on the Company's improvement on earnings as a percentage of average equity. The potential bonus is based on net income as a percentage of Return on Average Equity ("ROAE") with a range of 20% of base salary for an ROAE less than 7% to 100% of base salary for an ROAE of over 18%. In 1996, the Company accrued $106,650 as Mr. Trowell's incentive bonus based on an ROAE of 15.10% (excluding the one-time SAIF assessment) which was paid to Mr. Trowell in January, 1997. Mr. Trowell's base salary shall be reviewed annually and maintained at a level consistent with Sheshunoff Bank Executive Compensation at their first quartile level within asset ranges outlined in such report. Under the employment agreement, Mr. Trowell also receives use of an automobile and membership in a local country club, as well as life and medical disability insurance equal to that provided to other officers of the Bank. The term of Mr. Trowell's employment agreement is three years. Unless written notification is provided by either the Bank or Mr. Trowell by August 1 of each year, the employment agreement will extend an additional year, thereby in effect requiring a three-year advance notice by either party who desires to terminate the agreement. Pursuant to the employment agreement, Mr. Trowell has been granted stock options to purchase 53,558 shares of Company Common Stock at prices ranging from $6.11 per share to $10.40 per share, which options qualify to be exercised at varying dates between April 15, 1990, and December 31, 1999. The stock options may be exercised at any time during the ten-year period following the date on which such options qualify to be exercised. However, the full amount of these stock options may be exercised immediately upon the event of disability, death, termination of employment except for cause, or change in control of 30% or more of the Company Common Stock to a common interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth, as of March 15, 1997, certain information regarding the beneficial ownership of Company Common Stock by those persons who beneficially own more than 5% of the outstanding shares of Company Common Stock and by each director, by the chief executive officer, and by all executive officers and directors of the Company as a group. Management knows of no person other than those set forth below who owns more than 5% of the outstanding shares of Company Common Stock at March 15, 1997.


         Name of Beneficial Owner,       Amount and Nature of            Percent of Shares of
     Director, or Executive Officer(1)   Beneficial Ownership         Common Stock Outstanding (2)
     ---------------------------------   --------------------         ----------------------------
              Thomas R. Andrews                   78,895                      3.97%
              C. Lavoye Boggus                    32,091   (4)                1.62%
              Audrey S. Bullard                  809,943   (3)               40.79%
              Seymour Chotiner                    18,940                      0.95%
              Roy C. Dicks                        62,276                      3.14%
              Marvin H. Pritchett                262,452   (5)               13.22%
              Paul M. Riherd                     108,556                      5.47%
              Helen B. Real                       88,017                      4.43%
              A. Leonard Schlofman                18,877   (6)                0.95%
              Jimmie L. Scott                      4,000                      0.20%
              T. Allison Scott                    15,807                      0.80%
              William Streicher                   39,947                      2.01%
              K. C. Trowell                      809,943    (3)              40.79%
              Voting Trust                       809,943    (3)              40.79%
              Directors and Executive          1,087,109    (3)              54.75%
              Officer as a group (13 persons)

-----------------

(1) The address of all persons listed is 201 North Marion Street, P.O. Box 3239, Lake City, Florida 32056.

(2) Based on a total of 1,937,905 shares of Common Stock outstanding, plus shares of Common Stock which may be acquired by the beneficial owner, or group of beneficial owners, within 60 days of March 15, 1997, by exercise of options. The percentage total differs from the sums of the individual percentages due to differing denominators with respect to each calculation.

(3) This amount includes the number of shares of Company common stock controlled by the Voting Trust, under the Amended and Restated Voting Trust Agreement, dated December 31, 1996, of which Ms. Bullard and Mr. Trowell are the trustees. As trustees, Ms. Bullard and Mr. Trowell are deemed to be beneficial owners of the full number of shares subject to the Voting Trust. The Voting Trust includes 81,875 shares owned by Ms. Bullard (4.12% of Company Common Stock Outstanding), and 73,731 shares owned and 40,980 currently exercisable options held by Mr. Trowell (5.78% of Company Common Stock). Other parties to the Voting Trust include Roy C. Dicks (62,276 shares), Dale C. Ferguson (81,875 shares), Bobby R. France (29,444 shares), Elizabeth B. Pottle (49,346 shares), Marvin H. Pritchett (262,452 shares), Helen B. Real (88,017 shares) and William Streicher (39,947 shares). In certain circumstances the trustees have the right to exercise all voting power with respect to the stock deposited in the Voting Trust. Unless extended, the Voting Trust will continue in effect until the earlier of (i) December 31, 2001 or (ii) termination by the unanimous written consent of all of the members of the Voting Trust.

(4) Includes 15,000 shares owned by Mr. Boggus' wife of which he shares voting and investment power.

(5) Includes 32,375 shares owned by New River Developers, 37,901 shares owned by Pritchett Trucking, Inc., 19,230 shares owned by Mid-Florida Hauling, Inc., 12,433 shares owned by Bulldog Trucking and 7,000 shares owned by Mr. Pritchett's wife. Mr. Pritchett shares voting and investment power of all such shares.

(6) Includes 820 shares owned by Dr. Schlofman's wife of which he shares voting and investment power.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   During the last two (2) fiscal years, the Bank loaned funds to certain of the Company's executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectability or present other unfavorable features.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   The firm of Osburn, Henning and Company served as the independent accountants for the Company for the fiscal year ending December 31, 1996. Representatives of Osburn, Henning and Company will not be present at the Annual Meeting of Shareholders.

SHAREHOLDER PROPOSALS

   Shareholders who wish a proposal to be included in the Company's Proxy Statement and form of proxy relating to the 1998 Annual Meeting should deliver a written copy of their proposal to the principal executive offices of the Company no later than November 21, 1997. Proposals should be directed to Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials.

ANNUAL REPORT; FORM 10-KSB

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1996, is being provided to each shareholder simultaneously with delivery of this Proxy Statement. Additional copies of the Annual Report to Shareholders or copies of the Company's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, may be obtained by writing to Joyce Bruner, Corporate Secretary, CNB, Inc., P.O. Box 3239, Lake City, Florida 32056.

OTHER MATTERS

   As of the date of this Proxy Statement, the Board of Directors of CNB does not anticipate that other matters will be brought before the Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting of Shareholders, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

COST OF SOLICITATION

   The cost of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this proxy statement.

   Holders of CNB Common Stock are requested to complete, date and sign the accompanying form of proxy and promptly return it to CNB in the enclosed, self-addressed postage paid envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS:

                              /s/ Joyce Bruner

                              Joyce Bruner
                              Corporate Secretary
   Dated: April 3, 1997

                             REVOCABLE PROXY
                                CNB, INC.
                          201 North Marion Street
                         Lake City, Florida 32055




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareholder of CNB, Inc. (the "Company"), Lake City, Florida, do hereby nominate, constitute and appoint Mr. K. C. Trowell, and Ms. Joyce Bruner, or any one or more of them my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock par value $.01 per share of the Company, standing in my name on its books on April 3, 1997 at the Annual Meeting of Shareholders to be held on Wednesday, April 16, 1997, at 10:00 a.m. Eastern Standard Time at Camp Weed and the Cerveny Conference Center which is located off US 90, 5 miles east of Live Oak, Florida and 15 miles west of I-75.


     PROPOSAL 1.    Election of the following Directors:

               Thomas R. Andrews        [    ]   FOR   [    ]   WITHHELD
               C. Lavoye Boggus         [    ]   FOR   [    ]   WITHHELD
               Audrey S. Bullard        [    ]   FOR   [    ]   WITHHELD
               Seymour Chotiner         [    ]   FOR   [    ]   WITHHELD
               Roy C. Dicks             [    ]   FOR   [    ]   WITHHELD
               Marvin H. Pritchett      [    ]   FOR   [    ]   WITHHELD
               Paul M. Riherd           [    ]   FOR   [    ]   WITHHELD
               Helen B. Real            [    ]   FOR   [    ]   WITHHELD
               A. Leonard Schlofman     [    ]   FOR   [    ]   WITHHELD
               Jimmie L. Scott          [    ]   FOR   [    ]   WITHHELD
               T. Allison Scott         [    ]   FOR   [    ]   WITHHELD
               William Streicher        [    ]   FOR   [    ]   WITHHELD
               K.C. Trowell             [    ]   FOR   [    ]   WITHHELD

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.


                         IMPORTANT:  PLEASE SIGN AND DATE ON REVERSE

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. The Board of Directors is not aware of any matter which is to be presented for
action at the meeting other than as set forth on this proxy.   Please sign
exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     The undersigned acknowledges receipt of a Notice of Annual Meeting of Shareholders and a Proxy Statement for the Annual Meeting prior to the signing of this proxy.

     This proxy may be revoked at any time prior to the time it is voted at Annual Meeting of the Shareholders.


                                             Date


                                             Signature


                                             Signature (if jointly held)


                                             Print Name Here
Dated:  April 3, 1997

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE OR OTHERWISE TO CNB, INC. P.O. BOX 3239, LAKE CITY, FLORIDA 32056.

IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CANNOT BE VOTED.